UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2022

ALSET EHOME INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39732	83-1079861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 210 Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3940

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 19, 2022, Alset EHome International Inc. (the “Company”) received notice from the Nasdaq Listing Qualifications Staff (the “Staff”) that the Staff has determined that the Company is eligible for an additional 180 calendar day period, or until January 16, 2023, to regain compliance with Nasdaq’s minimum $1 bid price per share requirement (the “Minimum Bid Price Requirement”).

As previously disclosed on January 19, 2022, the Company received a notification letter from the Staff notifying the Company that, because the closing bid price for the Company’s common stock was below $1.00 for 30 consecutive trading days, the Company no longer met the Minimum Bid Price Requirement. In accordance with Nasdaq’s listing rules, the Company was provided an initial 180 calendar days, or until July 18, 2022, to regain compliance.

The Staff’s July 19, 2022 determination was based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market with the exception of the bid price requirement, and the Company’s written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. If at any time before January 16, 2023, the bid price of the Company’s common stock closes at or above $1.00 per share for a minimum of, subject to the Staff’s discretion, 10 consecutive business days, Nasdaq will provide written notification that the Company has achieved compliance with the Minimum Bid Price Requirement.

The July 19, 2022 notification letter also disclosed that if compliance cannot be demonstrated by January 16, 2023, the Staff would notify the Company that its securities will be subject to delisting. In the event of such notification, the Company may appeal the Staff’s determination to delist its securities, but there can be no assurance the Staff would grant the Company’s request for continued listing.

The Company intends to continue actively monitoring the bid price for its common stock between now and January 16, 2023 and will consider available options to resolve the deficiency and regain compliance with the Minimum Bid Price Requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET EHOME INTERNATIONAL INC.

Dated: July 20, 2022	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Co-Chief Financial Officer